UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported: July 2, 2003

DOCUMENTUM, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27358	95-4261421

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6801 Koll Center Parkway, Pleasanton, California (Address of principal executive offices)	94566-7047 (Zip Code)

Registrant’s telephone number, including area code (925) 600-6800

N/A

(Former name or former address, if changed since last report.)

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c) EXHIBITS.

99.1	Press release announcing preliminary financial results for the quarter ended June 30, 2003.

Item 9. REGULATION FD DISCLOSURE

     This current report on Form 8-K, including all exhibits hereto, is being furnished to report information pursuant to Item 12 – Results of Operations and Financial Condition. See Item 12 below.

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 2, 2003, Documentum issued a press release announcing preliminary financial results for the quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUMENTUM, INC.

/s/ Sayed M. Darwish

Sayed M. Darwish Vice President, General Counsel and Secretary

Date: July 2, 2003

DOCUMENTUM, INC.

Current Report on Form 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release announcing preliminary financial results for the quarter ended June 30, 2003.